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USAA INCOME FUND SHARES
USAA INCOME FUND INSTITUTIONAL SHARES
USAA INCOME FUND ADVISER SHARES
SUPPLEMENT DATED JULY 12, 2012
TO THE FUND'S PROSPECTUS
DATED DECEMBER 1, 2011

Effective July 16, 2012, Margaret "Didi" Weinblatt is retiring as the portfolio manager of the USAA Income Fund (the Fund). R. Matthew Freund and Julianne Bass will become the Fund's new portfolio managers replacing Ms. Weinblatt. Mr. Freund and Ms. Bass are the current portfolio managers of the USAA Intermediate-Term, USAA Short-Term, and USAA High Income Funds.

The reference to Ms. Weinblatt found on page 7 of the Fund's prospectus is hereby removed and replaced with the following:

R. Matthew Freund, CFA, Senior Vice President of Investment Portfolio Management, has co-managed the Fund since July 2012.

Julianne Bass, CFA, Assistant Vice President and Portfolio Manager, has co-managed the Fund since July 2012.

The reference to Ms. Weinblatt found on page 20 of the Fund's prospectus is hereby removed and replaced with the following:

R. Matthew Freund, CFA, Senior Vice President of Investment Portfolio Management, has co-managed the Fund since July 2012. Mr. Freund has 22 years of investment management experience and has worked for us for 17 years. Education: B.A., Franklin & Marshall College; M.B.A., Indiana University. He is a member of the CFA Institute and the CFA Society of San Antonio.

Julianne Bass, CFA, Assistant Vice President and Portfolio Manager, has co-managed the Fund since July 2012. She has 25 years of investment management experience and has worked for us for 13 years. Education: B.B.A., University of Texas at Austin; M.B.A., University of Houston. She is a member of the CFA Institute and the CFA Society of San Antonio.

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